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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 16, 2006

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




           Delaware                 1-12387               76-0515284
(State or other jurisdiction of   (Commission         (I.R.S. Employer of
 incorporation or organization)   File Number) Incorporation Identification No.)



               500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS 60045
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 16, 2006, Tenneco Inc.'s Compensation/Nominating/Governance Committee approved an amendment and restatement of the Tenneco Automotive Value Added Incentive Compensation Plan (the "Plan"). The Plan provides that 75% of an individual's annual bonus is tied to the company's Economic Value Added ("EVA") performance against targets established by the Committee. Prior to the amendment and restatement, the Plan required that each individual's EVA-based bonus be credited to a bonus bank before payout. For any year, an individual's payout would be equal to the sum of: (i) his or her EVA-based bonus for that year, if positive (but not exceeding 120% of his or her EVA-based target bonus), plus
(ii) one-third of the individual's remaining bonus bank as of the end of that year, if any. The amendment and restatement eliminated the bonus banking provisions with respect to bonuses paid for periods beginning January 1, 2006, so that an individual will receive his or her full EVA-based bonus for any year within 2 1/2 months after the end of that year. Amounts credited to individual bonus banks for prior periods will be paid out in accordance with the Plan terms as they existed prior to the amendment and restatement (generally one-third of the bonus bank each year).

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On January 17, 2006, Tenneco Inc. announced that it had expanded its board of directors to 11 members and that Mitsunobu Takeuchi had been elected to the company's board of directors by action of the board of directors on that date. Mr. Takeuchi has not, at this time, been appointed to any committee of the board of directors. Mr. Takeuchi's election is described in the company's press release, dated January 17, 2006, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

         On January 18, 2006, Tenneco Inc. announced that Kenneth R. Trammell had been promoted from Senior Vice President to Executive Vice President of the company. Mr. Trammell retains the title and position of Chief Financial Officer. Mr. Trammell's promotion is described in the company's press release, dated January 18, 2006, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                Description
-----------                -----------

99.1                       Press release issued January 17, 2006

99.2                       Press release issued January 18, 2006



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TENNECO INC.


Date:    January 18, 2006                      By: /s/ Timothy R. Donovan
                                               --------------------------------
                                                   Timothy R. Donovan
                                                   Executive Vice President and
                                                   General Counsel